Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 150,000,000.00
Previously Paid Amount	15,853.23
Total Fee Amount	15,864.92
Total Offset Amount	0.00
Net Fee	$ 11.69